EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$80,841,895
Monthly Profit (Loss):	$(12,594,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and
Chief Financial Officer
Signature	/s/Lester D. Sears
Date	December 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$110,217

Cost of sales	103,248

Gross profit	6,969

Selling and administrative expenses
Selling expense	2,745
Warehousing and shipping	5,030
Advertising	410
Division administrative expense	937
MIS expense	1,175
Corporate administrative expense	1,391

Total selling and administrative expense	11,688

Restructuring and impairment charge	-
Fixed asset impairment charge	-

Profit / (loss) from operations	(4,719)

Interest expense
Interest expense - outside	6,268
Capitalized interest expense	-
Interest expense - intercompany	409
Interest income	-
Interest income - intercompany	-

Net interest expense	6,677

Other expense
Miscellaneous	1,038
Royalties - intercompany	3,700
Transaction gain/loss	-

Total other expense	4,738

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	836
Miscellaneous	(1)

Total other income	835

Net other expense	3,903

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(15,299)

Chapter 11 reorganization expenses	710

Income taxes (benefit)	(3,415)

Income (loss) before extraordinary item	(12,594)

Extraordinary item - net of taxes	-

Net income (loss)	$(12,594)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2004 to November 30, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,106	Senior Credit Facility	$ 438,240
Short-term investments	-	DIP Credit Agreement	80,117
Accounts receivable, net	216,331	Second Lien Facility	165,000
Total inventories	323,173	Accrued interest payable	6,591
Prepaid & other current assets	12,591	Accounts payable - trade	48,720
Total current assets	553,201	Accounts payable - intercompany	190,885
		Other payables and accrued liabilities	97,817
		Deferred income taxes	-
		Pension and other liabilities	138,952

Total investments & other assets	119,612	Total liabilities not subject to compromise	1,166,322

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	511,557	Deferred financing fees	(4,856)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	26,574
		Other payables and accrued liabilities	8,237
		Pension and other liabilities	18,807

		Total liabilities subject to compromise	1,084,892

		Total Liabilities	2,251,214

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	51,436
		Retained earnings (deficit)	(883,624)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(9,689)
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,066,844)

TOTAL ASSETS	$ 1,184,370	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 1,184,370

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(12,594)
Restructuring	-
Equity adjustments	1,597
Non-cash items
Depreciation and amortization expense	12,015
Fixed asset impairment charge	-
Gain/(Loss) on sale of assets	(836)
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	6,170
Decrease / (increase) -- inventories	7,564
Decrease / (increase) -- other current assets	(242)
Decrease / (increase) -- other noncurrent assets and liabilities	559
Increase / (decrease) -- accounts payable (trade)	(1,219)
Increase / (decrease) -- accounts payable (intercompany)	11,642
Increase / (decrease) -- accrued liabilities	(11,137)
Increase / (decrease) -- accrued interest payable	5,863
Increase / (decrease) -- pension and other liabilities	1,416
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$20,798

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(870)
Transfers	-
Net proceeds from sale of assets	(74)

Total Cash Flows from Investing	$(944)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	(20,520)

Total Cash Flows from Financing	$(20,520)

Beginning Cash Balance	1,772
Change in Cash	(666)

Ending Cash Balance	$1,106

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$26,966,935

Federal

Payroll taxes withheld	4,482,191	1,117,672	11/12/04
		972,207	11/04/04
		954,940	11/15/04
Employer payroll tax contributions incurred	1,876,607	1,171,703	11/18/04
		983,052	11/30/04
		1,153,004	11/24/04

Total Federal Taxes (1)	$6,358,798	$6,352,578

State and Local

Payroll taxes withheld
Alabama SIT	369,891	382,516	11/15/04
Arkansas SIT	939	949	11/15/04
California SIT	1,232	2,025	11/17/04
Georgia SIT	67,881	67,014	11/30/04
Illinois SIT	486	742	11/15/04
Indiana SIT	9,083	10,283	11/17/04
Louisiana SIT	259	292	11/17/04
Maine SIT	55,616	55,132	11/23/04
Minnesota SIT	1,148	1,148	11/17/04
Missouri	404	412	11/15/04
New York SIT	60,136	60,210	11/17/04
North Carolina SIT	277,370	269,851	10/29/04
Pennsylvania SIT	205	205	11/15/04
Rhode Island SIT	163	168	11/15/04
South Carolina SIT	211,610	176,407	11/24/04
Virginia SIT	17,722	23,686	11/24/04
Delaware Co IN	247	-
Hancock Co IN	105	-
Hamilton Co IN	39	-
Henry Co IN	1,069	-
Johnson Co. IN	-	-
Madison Co IN	1,372	-
Marion Co IN	35	-
Washington Co IN	100	-
Randolph Co IN	72	-
Yonkers NY	10	10	11/17/04
Wayne	-	-
New York City	14,935	14,875	11/17/04
Opelika AL	6,117	17,450	10/28/04

Total Payroll taxes	1,098,246	1,083,375

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	13,364	-
Arkansas SUTA	-	-
California SUTA	-	-
Florida SUTA	4,044	-
Georgia SUTA	902	-
Illinois SUTA	-	-
Indiana SUTA	199	-
Louisiana SUTA	-	-
Maine SUTA	1,164	-
Minnesota SUTA	-	-
Missouri	-	-
Nevada SUTA	2,696	-
New York SUTA	1,225	-
North Carolina SUTA	57,692	-
Pennsylvania SUTA	-	-
Rhode Island SUTA	-	-
South Carolina SUTA	7,598	-
Texas SUTA	43	-
Virginia SUTA	142	-
Washington SUTA	128	-

Total Employer payroll tax contributions	89,197	-

Gross taxable amount for sales and use	4,602,309
Sales & Use taxes collected	206,103
Abbeville, Alabama		2,787	11/18/04
Alabama City/County (Greenville & Butler County)		13,657	11/22/04
Alabama Regulation A		16,222	11/22/04
Alabama Sales		5,736	11/22/04
Alabama Use		46,819	11/22/04
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		11,192	11/18/04
Florida		5,184	11/22/04
Georgia		7,509	11/22/04
Indiana (Daleville)		7	11/26/04
Nevada		2,477	10/28/04
Nevada		3,382	11/26/04
New York		17,750	11/18/04
North Carolina		26,342	11/10/04
North Carolina		21,724	11/24/04
South Carolina		24,034	11/22/04
Virginia Use		1,281	11/18/04

Total Sales & Use taxes paid		206,103
Property taxes		1,028,973
Other taxes		10,423

Total State and Local (1)	1,393,418	2,328,874

Total Taxes	$7,752,216	$8,681,452

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,311,788
Monthly Profit (Loss):	$4,384,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	December 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$9,204

Cost of sales	6,034

Gross profit	3,170

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	239
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170

Total selling and administrative expense	409

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	2,761

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	1
Interest income - intercompany	465

Net interest expense	(466)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	3,714
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	3,714

Net other expense	(3,524)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	6,751

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,367

Income (loss) before extraordinary item	4,384

Extraordinary item - net of taxes	-

Net income (loss)	$4,384

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2004 to November 30, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$339	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	35,120	Accrued interest payable	-
Total inventories	5,928	Accounts payable - trade	983
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	41,387	Other payables and accrued liabilities	17,797
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	124,052	Total liabilities not subject to compromise	18,780

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,144	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,437
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,437

		Total Liabilities	20,217

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	86,806
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	157,366

TOTAL ASSETS	$177,583	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$177,583

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$4,384
Non-cash items
Depreciation and amortization expense	99
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(9,585)
Decrease / (increase) -- inventories	1,721
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	266
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	3,114
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(1)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	14
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$14

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$326
Change in Cash	13

Ending Cash Balance	$339

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	$-	-

State and Local

Payroll taxes withheld	$-	-
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	60,159	-
Sales & Use taxes collected	4,851
Maine		4,851	11/11/04
Property taxes
Other taxes

Total State and Local (1)	-	4,851

Total Taxes	$-	$4,851

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	December 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2004 to November 30, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$602
Monthly Profit (Loss):	$172,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	December 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	74

Net interest expense	(74)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	264

Chapter 11 reorganization expenses	-

Income taxes (benefit)	92

Income (loss) before extraordinary item	172

Extraordinary item - net of taxes	-

Net income (loss)	$172

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2004 to November 30, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$17	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	17,117	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	17,134	Other payables and accrued liabilities	370
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	370

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	370

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	16,762
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	16,764

TOTAL ASSETS	$17,134	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$17,134

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$172
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(266)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	93
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	(1)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	-

Beginning Cash Balance	18
Change in Cash	(1)

Ending Cash Balance	$17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	-	-

State and Local

Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)	-	-

Total Taxes	$-	-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,212,793
Monthly Profit (Loss):	$97,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	December 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$7,959

Cost of sales	4,746

Gross profit	3,213

Selling and administrative expenses
Selling expense	2,043
Warehousing and shipping	174
Advertising	264
Division administrative expense	289
MIS expense	56
Corporate administrative expense	82

Total selling and administrative expense	2,908

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	305

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	154
Interest income	-
Interest income - intercompany	-

Net interest expense	154

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	151

Chapter 11 reorganization expenses	-

Income taxes (benefit)	54

Income (loss) before extraordinary item	97

Extraordinary item - net of taxes	-

Net income (loss)	$97

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2004 to November 30, 2004

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$2,448	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	219	Long-term debt classified as current	-
Accounts receivable - intercompany	6,618	Accrued interest payable	-
Total inventories	19,985	Accounts payable - trade	544
Prepaid & other current assets	919	Accounts payable - intercompany	-
Total current assets	30,189	Other payables and accrued liabilities	6,702
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	7,246

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,224	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,674
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,674

		Total Liabilities	8,920

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,537
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	23,493

TOTAL ASSETS	$32,413	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$32,413

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2004 to November 30, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$97
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	55
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	(11)
Decrease (increase) -- accounts receivable (intercompany)	(1,604)
Decrease (increase) -- inventories	1,955
Decrease (increase) -- other current assets	(25)
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(88)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	519
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$898

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,550
Change in Cash	898

Ending Cash Balance	$2,448

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$857,373

Federal

Payroll taxes withheld	141,328	21,155	11/10/04
		81,341	11/17/04
		78,691	11/03/04
Employer payroll tax contributions incurred	62,615	21,157	11/24/04

Total Federal Taxes (1)	203,943	202,344

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,287	3,287	11/15/04
California SIT	788	1,981	11/23/04
Connecticut	228	228	11/23/04
Georgia SIT	11,418	11,281	11/23/04
Massachusetts SIT	870	922	11/17/04
Minnesota SIT	824	815	11/23/04
Michigan SIT	1,204	1,324	11/15/04
New Jersey SIT	-	-
New York SIT	1,218	741	11/10/04
North Carolina SIT	1,799	1,838	11/24/04
Oregon SIT	858	831	11/24/04
Pennsylvania SIT	583	587	11/17/04
South Carolina SIT	1,677	1,656	11/24/04
Utah SIT	799	818	11/15/04
Virginia SIT	832	533	11/10/04
Lancaster PA	145	-

Total Payroll taxes	26,530	26,842
Amount of employer payroll tax contributions incurred
Alabama SUTA	67
California SUTA	456
Connecticut SUTA	275
Florida SUTA	291
Georgia SUTA	213
Massachusetts SUTA	56
Minnesota SUTA	72
Missouri SUTA	-
Michigan SUTA	202
New Jersey SUTA	-
New York SUTA	481
North Carolina SUTA	88
Oregon SUTA	207
Pennsylvania SUTA	28
South Carolina SUTA	111
Tennessee SUTA	17
Texas SUTA	187
Utah SUTA	51
Virginia SUTA	17
Wisconsin SUTA	-

Total Employer payroll tax contributions	2,819

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		November 1, 2004 to November 30, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	7,776,666
Sales & Use taxes collected	545,252
Alabama - City of Foley		5,059	11/22/04
Alabama Sales		30,110	11/22/04
Alabama Use		58	11/22/04
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		11,380	11/18/04
Baldwin County Alabama		5,583	11/18/04
California		33,868	11/24/04
California		38,039	11/01/04
Connecticut		8,584	11/01/04
Florida		62,449	11/22/04
Georgia		80,273	11/22/04
Massachusetts		11,210	11/22/04
Michigan		21,795	11/11/04
Minnesota		10,630	11/22/04
New Jersey		86	11/22/04
New York		37,723	11/26/04
North Carolina		11,318	11/10/04
North Carolina		12,589	11/26/04
Pennsylvania		13,278	11/22/04
South Carolina		15,640	11/22/04
Tennessee (P.Forge, Lebanon, Interstate Sales)		39,644	11/22/04
Texas		58,620	11/22/04
Utah		13,431	11/01/04
Virginia Interstate Sales		204	11/18/04
Virginia Williamsburg		23,681	11/22/04

Total Sales & Use taxes paid		545,252
Property taxes		17,939
Other taxes		4,171

Total State and Local (1)	574,601	594,204

Total Taxes	$778,544	$796,548

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager